UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 31, 2018 (August 30, 2018)

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01              Entry into a Material Definitive Agreement.

On August 30, 2018, Mack-Cali Realty, L.P. (the “Operating Partnership”), the operating partnership of Mack-Cali Realty Corporation (the “General Partner”), entered into Amendment No. 1 (the “2017 Credit Agreement Amendment”) to the Amended and Restated Revolving Credit and Term Loan Agreement dated as of January 25, 2017 (the “2017 Credit Agreement”) among the Operating Partnership, as borrower; JPMorgan Chase Bank, N.A., as joint lead arranger & joint bookrunner, administrative agent and a lender; Wells Fargo Securities, LLC, as joint lead arranger & joint bookrunner; Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arranger & joint bookrunner; Bank of America, N.A., and Wells Fargo Bank, N.A., as syndication agents and lenders; Capital One, National Association and U.S. Bank National Association, as lead arrangers, documentation agents and lenders; Citibank, N.A., PNC Bank, National Association, and BMO Harris Bank, N.A., as documentation agents and lenders; The Bank of New York Mellon, as Managing Agent and lender; Comerica Bank, TD Bank, N.A., Associated Bank National Association, and Fifth Third Bank, as lenders (collectively, the “2017 Credit Agreement Lenders”). The General Partner is the guarantor of the obligations of the Operating Partnership under the 2017 Credit Agreement pursuant to a Guaranty dated January 25, 2017 of the General Partner in favor of the 2017 Credit Agreement Lenders (the “2017 Guaranty”).

Also on August 30, 2018, the Operating Partnership entered into Amendment No. 2 (the “2016 Term Loan Agreement Amendment”) to the Term Loan Agreement dated as of January 7, 2016, as amended by Amendment No. 1 to Term Loan Agreement, dated as of January 25, 2017 (as so amended, the “2016 Term Loan Agreement”) among the Operating Partnership, as borrower; Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Wells Fargo Securities LLC as joint lead arrangers, Bank of American, N.A., as administrative agent, JPMorgan Chase Bank, N.A., Wells Fargo Bank, N.A. and Capital One, National Association, as syndication agents, U.S. Bank National Association, as documentation agent, and PNC Bank, National Association, and Citibank, N.A., as other lenders (collectively, the “2016 Term Loan Agreement Lenders”). The General Partner is the guarantor of the obligations of the Operating Partnership under the 2016 Term Loan Agreement pursuant to a Guaranty dated January 7, 2016 of the General Partner in favor of the 2016 Term Loan Agreement Lenders (the “2016 Guaranty”).

Each of the 2017 Credit Agreement Amendment and the 2016 Term Loan Agreement Amendment is effective as of June 30, 2018 and provides for the following material amendments to terms of both the 2016 Term Loan Agreement and 2017 Credit Agreement:

1. The unsecured debt ratio covenant appearing in Section 9.6 has been modified with respect to the measurement of the unencumbered collateral pool of assets in the calculation of such ratio for the period commencing July 1, 2018 and continuing until December 31, 2019 to allow the Operating Partnership to utilize the “as-is” appraised value of the -properties known as ‘Harborside Plaza I’ and ‘Harborside Plaza V’ properties located in Jersey City, NJ in such calculation; and

2. A new covenant has been added that prohibits the General Partner and Operating Partnership from making any optional or voluntary payment, repayment, repurchase or redemption of any unsecured indebtedness of the General Partner or the Operating Partnership (or any subsidiaries) that matures after January 25, 2022, at any time when any of the Total Leverage Ratio or the unsecured debt ratio covenants exceeds 60 percent (all as defined in the 2017 Credit Agreement and the 2016 Term Loan Agreement ) or an appraisal is being used to determine the value of Harborside Plaza I and Harborside Plaza V for the unsecured debt ratio covenant.

Except as expressly modified by the 2017 Credit Agreement Amendment or the  2016 Term Loan Agreement Amendment, all other terms and conditions of the 2017 Credit Agreement, the 2016 Term Loan Agreement, the 2017 Guaranty and the 2016 Guaranty remain in full force and effect.

Copies of the 2017 Credit Agreement Amendment and 2016 Term Loan Agreement Amendment are filed as Exhibits 10.1 and 10.2 hereto and are incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

10.1

Amendment No. 1 dated as of August 30, 2018 but effective as of June 30, 2018 to Amended and Restated Revolving Credit and Term Loan Agreement dated as of January 25, 2017 among Mack-Cali Realty, L.P., as borrower, JPMorgan Chase Bank, N.A., as the administrative agent and fronting bank, Wells Fargo Bank, N.A. and Bank of America, N.A. as syndication agents and fronting banks, and the other agents listed therein and the lending institutions party thereto and referred to therein.

10.2

Amendment No. 2 dated as of August 30, 2018 but effective as of June 30, 2018 to Term Loan Agreement dated as of January 7, 2016 among Mack-Cali Realty, L.P., as borrower, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Wells Fargo Securities LLC as joint lead arrangers, Bank of American, N.A., as administrative agent, JPMorgan Chase Bank, N.A., Wells Fargo Bank, N.A. and Capital One, National Association, as syndication agents, U.S. Bank National Association, as documentation agent, and PNC Bank, National Association, and Citibank, N.A. as other lenders.

EXHIBIT INDEX

Exhibit No.	Description

10.1

Amendment No. 1 dated as of August 30, 2018 but effective as of June 30, 2018 to Amended and Restated Revolving Credit and Term Loan Agreement dated as of January 25, 2017 among Mack-Cali Realty, L.P., as borrower, JPMorgan Chase Bank, N.A., as the administrative agent and fronting bank, Wells Fargo Bank, N.A. and Bank of America, N.A. as syndication agents and fronting banks, and the other agents listed therein and the lending institutions party thereto and referred to therein.

10.2

Amendment No. 2 dated as of August 30, 2018 but effective as of June 30, 2018 to Term Loan Agreement dated as of January 7, 2016 among Mack-Cali Realty, L.P., as borrower, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Wells Fargo Securities LLC as joint lead arrangers, Bank of American, N.A., as administrative agent, JPMorgan Chase Bank, N.A., Wells Fargo Bank, N.A. and Capital One, National Association, as syndication agents, U.S. Bank National Association, as documentation agent, and PNC Bank, National Association, and Citibank, N.A. as other lenders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: August 31, 2018	By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: August 31, 2018	By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary